CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Terry R. Otton, President of RS Investment Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant for the period ended June 30, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    August 30, 2006            /s/ Terry R. Otton
     ----------------------         ---------------------------------------
                                    Terry R. Otton, President
                                    (principal executive officer)


I, Terry R. Otton, Treasurer of RS Investment Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant for the period ended June 30, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    August 30, 2006            /s/ Terry R. Otton
     ----------------------         ---------------------------------------
                                    Terry R. Otton, Treasurer
                                    (principal financial officer)